Exhibit 99.1

McKESSON SETS FINAL EXCHANGE RATIO OF 11.4086 FOR EXCHANGE OFFER

IRVING, TEXAS — March 5, 2020 — McKesson Corporation (NYSE:MCK) today announced the final exchange ratio of 11.4086-for-one in connection with its previously announced offer to its stockholders to exchange their shares of McKesson common stock for shares of PF2 SpinCo, Inc. (“SpinCo”) common stock. The exchange offer to split-off SpinCo, which holds McKesson’s interest in Change Healthcare LLC (“Change Healthcare”), is part of McKesson’s agreement with Change Healthcare Inc. (NASDAQ:CHNG) (“Change”) to merge SpinCo with and into Change.

McKesson also announced that the upper limit on the number of SpinCo shares that can be received for each share of McKesson Common Stock tendered has been reached.

For each share of McKesson common stock that is validly tendered and accepted for exchange McKesson will deliver approximately 11.4086 shares of SpinCo common stock, which will be immediately converted into an equal number of shares of Change common stock upon completion of the proposed merger (subject to receipt of cash in lieu of fractional shares). The exchange offer and merger are generally expected to be tax-free to participating McKesson stockholders for U.S. federal income tax purposes except to the extent of any cash received in lieu of fractional shares of Change common stock. The transaction is subject to customary closing conditions.

McKesson will accept 15,426,537 shares of its common stock for exchange if the exchange offer is fully subscribed, based on the final exchange ratio. The exchange offer will be subject to proration if it is oversubscribed, and the number of shares accepted in the exchange offer may be fewer than the number of shares tendered.

The exchange offer is scheduled to expire at 11:59 p.m., New York City time, on March 9, 2020, unless it is extended or terminated. Holders of McKesson common stock may withdraw their tendered shares at any time before the expiration date of the exchange offer.

In connection with the transactions, Goldman Sachs & Co. LLC is acting as financial advisor and Davis Polk & Wardwell LLP is acting as legal advisor to McKesson.

For more information about the exchange offer, please visit www.dfking.com/McKesson or contact the information agent, D.F. King & Co., at 1-866-304-5477 (toll-free in the United States) or 1-212-269-5550 (outside of the United States), or by email at MCK@dfking.com.

Forward-Looking Statements

This press release contains certain statements about McKesson, SpinCo, Change Healthcare and Change that are “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in the registration statement on Form S-4 and S-1 filed by SpinCo in connection with the Transactions (as defined below) with the U.S. Securities and Exchange Commission (the “SEC”) (File No. 333-236236) and the registration statement on Form S-4 filed by Change in connection with the Transactions with the SEC (File No. 333-236234), as well as in McKesson’s and Change’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the SEC. The forward-looking statements contained in this release may include statements about the expected effects on McKesson, SpinCo and Change of the separation of SpinCo from McKesson and the merger of SpinCo with and into Change (collectively, the “Transactions”); the anticipated benefits of the Transactions and McKesson’s, SpinCo’s, Change Healthcare’s and Change’s anticipated financial results; and also include all other statements in this press release that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of McKesson, SpinCo and Change (as the case may be) and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include, but are not limited to: changes in the healthcare industry and regulatory environment; fluctuations in foreign currency exchange rates; material adverse resolution of pending legal proceedings, including those related to the distribution of controlled substances; cyberattack, natural disaster, or malfunction of sophisticated internal computer systems to perform as designed; the potential inadequacy of insurance to cover property loss or liability claims; the satisfaction of the conditions to the Transactions and other risks related to the completion of the Transactions and actions related thereto; McKesson’s and Change’s ability to complete the Transactions on the anticipated terms and schedule; the anticipated tax treatment of the Transactions; the expansion and growth of Change’s operations; ongoing risks related to the price or trading volume of McKesson’s and Change’s common stock; failure to pay dividends to holders of McKesson’s or Change’s common stock; impairment charges for goodwill; and the risk that disruptions from the Transactions will harm McKesson’s, SpinCo’s, Change Healthcare’s or Change’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and none of McKesson, SpinCo, Change Healthcare or Change undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Important Notices and Additional Information

In connection with the Transactions, McKesson has filed with the SEC a Schedule TO with respect to the exchange offer, SpinCo has filed with the SEC a registration statement on Form S-4 and Form S-1 (File No. 333-236236) containing a prospectus of SpinCo relating to the exchange offer, and Change has filed with the SEC a registration statement on Form S-4 (File No. 333-236234) relating to the Transactions. These registration statements were declared effective by the SEC on February 28, 2020. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND ANY AMENDMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MCKESSON, SPINCO, CHANGE HEALTHCARE, CHANGE AND THE TRANSACTIONS. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of these materials may be obtained free of charge by accessing McKesson’s website at www.mckesson.com, or from Change by accessing Change’s website at www.changehealthcare.com.

To obtain copies of the exchange offer prospectus and related documents, or for questions about the exchange offer or how to participate, please visit the website that McKesson will maintain for the exchange offer at www.dfking.com/McKesson or contact the information agent, D.F. King & Co., at 1-866-304-5477 (toll-free in the United States) and 1-212-269-5550 (outside of the United States).

None of McKesson, SpinCo, Change or their respective directors or officers makes any recommendation as to whether any McKesson stockholder should participate in the exchange offer. This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About McKesson Corporation

McKesson Corporation is a global leader in healthcare supply chain management solutions, retail pharmacy, community oncology and specialty care, and healthcare information technology. McKesson partners with pharmaceutical manufacturers, providers, pharmacies, governments and other organizations in healthcare to help provide the right medicines, medical products and healthcare services to the right patients at the right time, safely and cost-effectively. United by our ICARE shared principles, our employees work every day to innovate and deliver opportunities that make our customers and partners more successful — all for the better health of patients. McKesson has been named a “Most Admired Company” in the healthcare wholesaler category by FORTUNE, a “Best Place to Work” by the Human Rights Campaign Foundation, and a top military-friendly company by Military Friendly. For more information, visit www.mckesson.com.

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